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                                                                EXHIBIT 10.9(b)

                       NONSTATUTORY STOCK OPTION AGREEMENT


         This Nonstatutory Stock Option Agreement is made as of the ______ day of ____________, 20___, between BMC Software, Inc., a Delaware corporation (the "Company"), and ______________________________ ("Employee").

         To carry out the purposes of the BMC Software, Inc. 2002 Employee Incentive Plan (the "Plan"), by affording Employee the opportunity to purchase shares of common stock of the Company, par value $.01 per share ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of _________ shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the Plan shall control. Capitalized terms used but not defined in this Agreement shall have the meaning attributed to such terms under the Plan, unless the context requires otherwise. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Code.

         2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $______ per share, which has been determined to be not less than the Fair Market Value of the Stock at the date of grant of this Option.

         3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice (in the form prescribed by the Company from time to time) to the Company at its principal executive office addressed to the attention of its President (or such other officer or employee of the Company as the Company may designate from time to time), at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:


                                                        PERCENTAGE OF SHARES
                    EXERCISE DATE                       THAT MAY BE PURCHASED
                    -------------                       ---------------------
                  less than 3 months                                0%
       3 months or more, but less than 6 months                  6 1/4%
       6 months or more, but less than 9 months                 12 1/2%
       9 months or more, but less than 12 months                18 3/4%
      12 months or more, but less than 15 months                    25%
      15 months or more, but less than 18 months                31 1/4%
      18 months or more, but less than 21 months                37 1/2%


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      21 months or more, but less than 24 months                43 3/4%
      24 months or more, but less than 27 months                    50%
      27 months or more, but less than 30 months                56 1/4%
      30 months or more, but less than 33 months                62 1/2%
      33 months or more, but less than 36 months                68 3/4%
      36 months or more, but less than 39 months                    75%
      39 months or more, but less than 42 months                81 1/4%
      42 months or more, but less than 45 months                87 1/2%
      45 months or more, but less than 48 months                93 3/4%
                  48 months or more                                100%

Notwithstanding the foregoing, in the event Employee takes an unpaid leave of absence from the Company (a) Employee's right to exercise this Option shall be suspended three months after the beginning of such leave, (b) Employee's right to exercise this Option shall be reinstated if Employee returns to active employment with the Company within 12 months after the beginning of such leave, and (c) if Employee does not return to active employment with the Company within 12 months after the beginning of such leave, then, for purposes of this Option, Employee shall be considered to have terminated employment on the date such leave began. Further, notwithstanding the exercise schedule set forth above, (i) while Employee is on an unpaid leave of absence, further vesting of shares stops and this Option is exercisable (to the extent provided in the preceding sentence) only as to the number of shares Employee was entitled to purchase hereunder as of the date such leave began, and (ii) if Employee returns to active employment with the Company within 12 months after the beginning of such leave, then the exercise schedule set forth above shall be reinstated (subject to the provisions of clause (i) of this sentence).

         This Option is not transferable otherwise than by bequest or the laws of descent and distribution. This Option may be exercised only while Employee remains an employee of the Company and will terminate and cease to be exercisable upon Employee's termination of employment with the Company, except that:

               (a) If Employee's employment with the Company terminates by reason of long-term disability (within the meaning assigned to such term by Employee's employer for Employee's job description and primary location of employment), then this Option may be exercised by Employee (or Employee's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) at any time during the period of one year following such termination, but only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates.

               (b) If Employee dies while in the employ of the Company, then Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option at any time during the period of one year following the date of Employee's death, as follows:
         (i) if Employee had attained age 65 at the time of Employee's death, then this Option may be exercised in full; and (ii) if Employee had not attained age 65 at the time


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         of Employee's death, then this Option may be exercised only as to the number of shares Employee was entitled to purchase hereunder as of the date of Employee's death.

               (c) If Employee's employment with the Company terminates for any reason other than as described in (a) or (b) above, then, unless such employment is terminated for cause or as otherwise provided in Paragraph 7 below, this Option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three-month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder upon exercise of this Option as of the date Employee's employment so terminates. As used in this paragraph, the term "cause" shall mean Employee (i) has been convicted of a misdemeanor involving moral turpitude or of a felony, (ii) has engaged in gross negligence or willful misconduct in the performance of the duties of Employee's employment, (iii) has willfully disregarded any written corporate policies established by the Company, or (iv) has materially breached any material provision of any written agreement between Employee and the Company or any of its Affiliates.

         This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof, and this Option shall not become exercisable with respect to any additional shares after termination of Employee's employment. Except as provided in Paragraph 4, the purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise in cash (including check, bank draft or money order payable to the order of the Company). No fraction of a share of Stock shall be issued by the Company upon exercise of an Option; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares acquirable upon an exercise of this Option.

         4. CASHLESS EXERCISE. Employee (or the person permitted to exercise this Option in the event of Employee's death) may direct, in a properly executed written notice, a cashless exercise of this Option pursuant to the procedures established by the Committee and in effect on the date of such exercise of this Option. Notwithstanding the foregoing, the Company shall not be required to comply with, and may unilaterally terminate, the right of Employee (or such person) to request a cashless exercise of this Option if, as a result of a change in the accounting rules and/or legal requirements applicable to the Company or Employee, or the interpretation thereof, compliance with such provisions will result in the imposition of adverse financial reporting requirements on the Company or other adverse consequences to the Company or Employee.

         5. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income or wages to Employee for federal, state, local or foreign tax purposes, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company


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may require to meet its obligation under applicable tax laws or regulations. No exercise of this Option shall be effective until Employee (or the person entitled to exercise this Option, as applicable) has made arrangements approved by the Company to satisfy all applicable minimum tax withholding requirements of the Company.

         6. STATUS OF STOCK. The Company intends to register for issuance under the Securities Act of 1933, as amended (the "Act"), the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its reasonable efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

         Employee agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal, state, or foreign securities laws. Employee also agrees that (a) the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (b) the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law, and (c) the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

         7. OBLIGATIONS UPON TERMINATION OF EMPLOYMENT. In connection with Employee's employment by the Company, the Company or an Affiliate thereof shall provide Employee with access to the confidential information of the Company and its Affiliates, or shall provide Employee the opportunity to develop business good will inuring to the benefit of the Company and its Affiliates, or shall entrust business opportunities to Employee. Employee has agreed, and hereby agrees, as specified in more detail in Employee's Invention and Non-Disclosure Agreement with the Company, to maintain the confidentiality of the Company's and its Affiliates' information and to exercise the highest measures of fidelity and loyalty in the protection and preservation of the Company's and its Affiliates' goodwill and business opportunities. As part of the consideration for the Option granted to Employee hereunder; to protect the Company's and its Affiliates' confidential information, the business good will of the Company and its Affiliates that has been and will in the future be developed in Employee, or the business opportunities that have been and will in the future be disclosed or entrusted to Employee by the Company and its Affiliates; and as an additional incentive for the Company and Employee to enter into this Agreement, the Company and Employee agree that if Employee during the 12 months following the termination of Employee's employment with the Company in any geographic area or market where the Company or any of its Affiliates are conducting


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business as of the date of termination of the employment relationship or have during the previous 12 months conducted such business:

               (a) engages in any business competitive with the business conducted by the Company or any of its Affiliates; or

               (b) renders advice or services to, or otherwise assists, any other person, association, or entity who is engaged, directly or indirectly, in any business competitive with the business conducted by the Company or any of its Affiliates with respect to such competitive business; or

               (c) directly or indirectly solicits or accepts business competitive with the business conducted by the Company or any of its Affiliates from any customers or prospects of the Company or any of its Affiliates; or

               (d) induces any employee of the Company or any of its Affiliates to terminate his or her employment with the Company or any such Affiliate or hires or assists in the hiring of any such employee by any person, then (i) this Option shall immediately terminate and cease to be exercisable and
(ii) the Company shall be entitled to recover from Employee, and Employee shall pay to the Company, an amount of money equal to A multiplied by B, where A equals the amount of the gain, if any, that Employee received from the exercise of this Option during the period beginning on the date that is one year before the date of Employee's termination of employment with the Company and ending on the date this Option terminates and ceases to be exercisable as provided herein, and B equals the fraction X divided by Y, where X equals 365 minus the number of consecutive days following Employee's termination of employment with the Company during which Employee remained in compliance with the restrictive covenants set forth in this Paragraph 7, and Y equals 365.

         If any of the restrictions set forth in this Paragraph 7 are found by a court to be unreasonable, or overly broad as to geographic area or time, or otherwise unenforceable, the parties intend for such restrictions to be modified by the court so as to be reasonable and enforceable and, as so modified, to be fully enforced.

         8. EMPLOYMENT RELATIONSHIP. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, an Affiliate, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Without limiting the scope of the preceding sentence, it is expressly provided that Employee shall be considered to have terminated employment with the Company at the time of the termination of the "Affiliate" status under the Plan of the entity or other organization that employs Employee. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final. Unless otherwise provided in a written employment agreement, nothing herein shall modify the at-will nature of the employment relationship between Employee and the Company.


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         9. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

         10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, UNITED STATES OF AMERICA, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

                                     BMC SOFTWARE, INC.



                                     By:  /s/ JEROME ADAMS
                                         -------------------------------------
                                          JEROME ADAMS
                                          SR. VICE PRESIDENT, ADMINISTRATION



                                          ------------------------------------
                                          EMPLOYEE


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